EGA EMERGING GLOBAL SHARES TRUST

Supplement dated April 2, 2012 to the Summary Prospectus dated August 4, 2011 for
EGShares Low Volatility Emerging Markets Dividend ETF and the Summary Prospectus dated August 10, 2011 for EGShares India Consumer ETF
(each, a “Fund,” and collectively, the “Funds”)

The following supplements the information included in the Funds’ Summary Prospectuses.

The following is added to the end of the disclosure under the heading “Principal Risks”:

Treaty/Tax Risk  The Fund and the Subsidiary rely on the Double Tax Avoidance Agreement between India and Mauritius for relief from certain Indian taxes. Treaty renegotiation or legislative changes may result in higher taxes and lower returns for the Fund.